UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2022

HUDSON GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38704	59-3547281
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Avenue, Suite 102, Old Greenwich, CT	06870
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 409-5628

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HSON	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Hudson Global, Inc. (the “Company”) on May 17, 2022 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Company’s 2009 Incentive Stock and Awards Plan, as amended (the “Plan”) to authorize an additional 250,000 shares of common stock for issuance under the Plan. A description of the Plan, as amended, is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 21, 2022 (the “Proxy Statement”). The description herein is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 17, 2022. As of the close of business on April 5, 2022, the record date for the Annual Meeting, there were 2,804,779 shares of the Company’s common stock outstanding and entitled to vote. A total of 2,333,313 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, the Company’s stockholders:

(a)	Elected four directors to serve on the Company’s board of directors until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

(b)	Approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal 2);

(c)	Approved amendments to the Company’s Rights Agreement (the “Rights Agreement”) by and between the Company and Computershare Trust Company, N.A., to extend its term through October 15, 2024 (Proposal 3);

(d)	Approved amendments to the Plan to increase the number of shares of the Company’s common stock issuable under the Plan by 250,000 shares and make other clarifying and technical changes (Proposal 4); and

(e)	Ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022 (Proposal 5).

For additional information on these proposals, please see the Proxy Statement. The voting results for each of these proposals are set forth below:

Proposal 1 – Election of Board of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mimi K. Drake	1,838,580	854	493,879

Jeffrey E. Eberwein	1,838,693	741	493,879

Ian V. Nash	1,838,581	853	493,879

Connia M. Nelson	1,838,580	854	493,879

Proposal 2 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,731,039	62,972	45,423	493,879

Proposal 3 – Approval of the amendment of the Rights Agreement to extend its term through October 15, 2024

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,703,622	90,820	44,992	493,879

Proposal 4 – Approval of the amendment of the Plan to increase the number of shares of the Company’s common stock issuable under the Plan by 250,000 shares and make other clarifying and technical changes

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,708,758	116,216	14,460	493,879

Proposal 5 – Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,297,586	21,668	14,059	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Hudson Global, Inc. 2009 Incentive Stock and Awards Plan, as amended and restated.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Dated: May 20, 2022	By:	/s/ Jeffrey E. Eberwein
		Name:	Jeffrey E. Eberwein
		Title:	Chief Executive Officer